NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "SECURITIES ACT"). THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                            Dated: September 30, 1996

                                  [ ] Warrants

                             to Purchase [ ] Shares

                   of Common Stock, $0.001 Par Value Per Share

           American Biogenetic Sciences, Inc., a Delaware corporation (the "Company"), hereby certifies that [HOLDER], its permissible transferees, designees, successors and assigns (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time until September 30, 1998 up to [ ] shares (the "Shares") of the Company's Class A Common Stock, par value $0.001 per share (the "Common Stock"), at $5.7625 per share (the "Exercise Price").

           1. Exercise of Warrants. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate" or "this Certificate"), with the attached Purchase Form duly executed, at the principal office of the Company at 1375 Akron Street, Copiague, NY, 11726, together with a certified or bank cashier's check or wire transfer payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company, or the Company's Transfer Agent, as the case may be, shall deliver to the Holder, certificates of Common Stock which in the aggregate represent the number of Shares being purchased. All or less than all of the Warrants represented by this Certificate may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Certificates of like tenor and dated the date hereof entitling said holder to purchase the number of Shares represented by this Certificate which have not been exercised and to receive Registration Rights with respect to such Shares.

           In lieu of tendering the requisite Exercise Price to the Company in cash, the Holder may elect to exercise this Warrant Certificate on a net basis whereupon, in lieu of the payment of the exercise price in cash, the number of shares of Common Stock issued upon such exercise shall be reduced by that number of shares which have an aggregate fair market value, based upon the average of the closing prices for the Company's Common Stock for the three trading days immediately preceding the Exercise Date, equal to the requisite aggregate Exercise Price and the Exercise Price shall be deemed to have been paid and satisfied.

Common Stock Purchase Warrant Certificate
Page 2



           2. Exchange and Transfer. This Certificate at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Certificates of like tenor registered in the name of the same Holder, for another Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Certificate or Certificates surrendered.

           3. Rights and Obligations of Holders of this Certificate. (a) The Holder of this Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of some or all of the Warrants, such Holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock on the date on which this Certificate, together with a duly executed Purchase Form, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

           (b) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (x) the Exercise Price on the record date of such division or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event and
(y) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

           (c) In case of any consolidation or merger of the Company with or into another corporation (other than any consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares or other stock or other securities or property), or the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall be deliverable upon exercise of the Warrant Certificate (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant
Certificate would have been entitled upon such action if this Warrant Certificate had been exercised immediately prior to such action.

           4. Common Stock. (a) The Company covenants and agrees that all shares of Common Stock issuable upon exercise of this Warrant Certificate will, upon delivery, be duly and validly authorized and issued, fully-paid and non-assessable.

Common Stock Purchase Warrant Certificate
Page 3


           (b) The Company covenants and agrees that it will at all times reserve and keep available an authorized number of shares of its Common Stock and other applicable securities sufficient to permit the exercise in full of all outstanding options, warrants and rights, including the Warrants.

           5. Registration Rights. The Common Shares underlying this Warrant will be included in the registration statement to be filed by the Company pursuant to the shelf registration obligations of the Company as set forth in the Registration Rights Agreement to be entered into by the Company in favor of each of the investors in the private placement of Debentures placed by Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group.

           6. Issuance of Certificates. As soon as possible after full or partial exercise of this Warrant, but in any event not more than three (3) business days, the Company, at its expense, will cause to be issued in the name of and delivered to the holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which that holder shall be entitled on such exercise. No fractional shares will be issued on exercise of this Warrant. If on any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price.

           Prior to registration of the shares of Common Stock underlying this Warrant Certificate, as provided in Section 5 hereof, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act of 1933, as amended, and the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold face language appearing on Page 1 of this Warrant Certificate.

           7. Disposition of Warrants or Shares. The Warrants and the underlying Common Stock have not been registered under the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the "Act"), nor qualified under any State securities law and may not be sold or transferred in the absence of such registration or an exemption therefrom. The Company is under no obligation to register the Warrants and its obligation to register the underlying Common Stock is as set forth in Section (5) hereof. The Holder, by accepting the Warrants, agrees that it is acquiring the Warrants and will acquire any shares of Common Stock issuable upon the exercise of any portion of the Warrants for investment only and without a view to distribution of all or any part thereof, as the terms "investment only" and "distribution" have meaning under the Act. The Warrants and, until registered, the shares of Common Stock issuable upon exercise of the Warrants shall bear a legend substantially in the form of the bold face language appearing on page 1 of this Warrant Certificate.

The Holder of this Warrant Certificate, each transferee hereof and any Holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Act. Furthermore, it shall be a condition to the transfer of the Warrants that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant Certificate.

Common Stock Purchase Warrant Certificate
Page 4



           8. Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered mail, return receipt requested, postage prepaid, or by U. S. express mail service or private overnight courier service (e.g. Federal Express). All such notices shall be sent to the addresses set forth below (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 8). Any such notice shall be deemed to have been given
(a) on the business day immediately subsequent to mailing, if sent by U. S. express mail service or private overnight courier service, or (b) three (3) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested,:

                     If to the Company:

                     American Biogenetic Sciences, Inc.
                     1375 Akron Street
                     Copiague, NY  11726

                     If to the Holder:



           9. Governing Law. This Warrant Certificate and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of New York (except as the corporate laws of the State of Delaware may mandatorily apply thereto). The Holder hereby irrevocably consents to the venue and jurisdiction of the State and Federal Courts located in the State of New York, County of New York.

           10. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

           11. Headings. The headings of various sections of this Warrant Certificate have been inserted for reference only and shall not be a part of this Certificate.

Common Stock Purchase Warrant Certificate
Page 5



           IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by one of its officers thereunto duly authorized.

                                             AMERICAN BIOGENETIC SCIENCES, INC.



Date:_________________                       By:_______________________________
                                                   JOSEF C. SCHOELL
                                                   Vice President - Finance

                              ELECTION TO PURCHASE

                          To Be Executed by the Holder
                      in Order to Exercise the Common Stock
                          Purchase Warrant Certificate

           The undersigned Holder hereby irrevocably elects to exercise _______ of the Warrants represented by this Common Stock Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for securities be issued in the name of:

                _________________________________________________
                     (Please type or print name and address)

                _________________________________________________

                _________________________________________________

                _________________________________________________
                 (Social Security or tax identification number)

and delivered to _________________________________________________________

__________________________________________________________________________
                     (Please type or print name and address)

and, if such number of Warrants shall not be all the Warrants evidenced by this Common Stock Warrant Certificate, that a new Common Stock Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Holder at the address stated below.

           In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $__________ by check or money order payable in United States currency to the order of American Biogenetic Sciences, Inc.

                                     [HOLDER]


Dated:___________________          By:_________________________________
                                         Name:
                                         Title:

                                   ____________________________________
                                                (Address)

                                   ____________________________________

                                   ____________________________________
                                  (Social Security or tax identification number)